UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2008

GRIFFON CORPORATION

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	1-6620	11-1893410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 JERICHO QUADRANGLE, JERICHO, NEW YORK           11753

(Address of Principal Executive Offices)                                         (Zip Code)

Registrant’s telephone number, including area code: 516-938-5544

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On August 28, 2008, Griffon Corporation (“Griffon”) issued a press release announcing that the registration statement for its previously announced rights offering was declared effective on August 28, 2008 by the Securities and Exchange Commission.  A copy of Griffon’s press release is attached hereto as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated August 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Griffon has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

Date: August 29, 2008	By:	/s/ Patrick L. Alesia
		Name:	Patrick L. Alesia
		Title:	Chief Financial Officer